SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 14, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.  On December 14,
2005 the Board of Directors of Hancock Holding Company (the "Company") voted to adopt the Hancock Holding Company 2005 Long Term Incentive Plan as previously approved by the Company's shareholders.  The 2005 Long Term Incentive Plan was attached as Appendix A to the Company's Proxy Statement dated and filed February
28, 2005 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   2005 Long Term Incentive Plan attached as Appendix A
                             to the Company's Proxy Statement dated and filed
                             February 28, 2005 and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                                Exhibit 99.1 to Hancock Holding Company Form 8-K

2005 Long Term Incentive Plan attached as Appendix A to the Company's Proxy Statement dated and filed
February 28, 2005 and incorporated herein by reference.